                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                FORM 8-K/A No. 2
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)           May 30, 2003
                                                --------------------------------


                    Pennsylvania Real Estate Investment Trust
               (Exact Name of Registrant as Specified in Charter)


Pennsylvania                        1-6300                  23-6216339
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)


The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania  19102
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (215) 875-0700
                                                    ----------------------------



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

EXPLANATORY NOTE: This Current Report on Form 8-K/A No. 2 amends, in their entirety, Item 2 and Item 7 of the Current Report on Form 8-K/A dated May 30, 2003 and filed with the SEC on August 8, 2003 by Pennsylvania Real Estate Investment Trust. This amendment is being filed to reflect the sale of PREIT's interests in two remaining multifamily joint venture properties since the original Current Report on Form 8-K/A was filed.

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

         On May 30, 2003, Pennsylvania Real Estate Investment Trust (together with its subsidiaries and affiliated entities, "PREIT") completed the sale of 13 of its wholly-owned multifamily properties to MPM Acquisition Corp., an affiliate of Morgan Properties, Ltd. (together, "Morgan") for a total sale price of $314 million (approximately $151.5 million of which consisted of assumed indebtedness). The sale was completed pursuant to a purchase and sale agreement entered into by PREIT in March 2003 to sell all of the 19 properties and related assets in its portfolio of multifamily properties to Morgan for $420 million, which included the assumption of certain indebtedness by Morgan. The 19 properties in PREIT's multifamily portfolio (aggregating to a total of 7,242 apartment units), consisted of 15 properties that were wholly-owned by PREIT and four multifamily properties in which PREIT held a 50% joint venture interest. Prior to the closing on May 30, 2003, PREIT and Morgan amended the purchase and sale agreement to exclude from the transaction PREIT's interests in the four properties held in joint venture form, resulting in a reduction of approximately $24.85 million, inclusive of $13.4 million in indebtedness that was to be assumed, from the original sale price of $420 million.

         The original purchase and sale agreement was also amended to reflect
(1) the deferral of the closing of two of the wholly-owned multifamily properties, Emerald Point in Virginia Beach, Virginia and Regency Lakeside in Omaha, Nebraska, until on or before July 31, 2003 (unless further extended for 90 days by both parties) pending receipt of a required consent from Fannie Mae to Morgan's assumption of the loans secured by those properties and (2) the addition of a purchase price credit of $3 million for Morgan toward its closing costs upon the closing of the sale of all 15 of PREIT's wholly-owned multifamily properties. On July 25, 2003, PREIT completed the sale of these two remaining wholly-owned properties to Morgan for $81.4 million, inclusive of $33.8 million in assumed indebtedness and before giving effect to the $3 million purchase price credit. Morgan's cash deposit of approximately $3.1 million was returned to Morgan upon the closing of the two additional wholly-owned properties. The net cash proceeds to PREIT were $44.3 million.

         With respect to its four joint venture multifamily properties, PREIT sold its 50% interest in the following two properties: (1) Cambridge Hall Apartments in West Chester, Pennsylvania; sold on April 30, 2003 to Tree Farm Road, L.P. (PREIT's joint venture partner) for $6.7 million, inclusive of $2.5 million in assumed indebtedness and (2) Countrywood Apartments in Tampa, Florida; sold on May 30, 2003 to Countrywood Apartments General Partnership (PREIT's joint venture partner) for $9.1 million, inclusive of $7.3 million in assumed indebtedness. On September 22, 2003, PREIT completed the sale of its interests in the other two joint venture properties -- Will-O-Hill in Reading, Pennsylvania and Fox Run in Warminster, Pennsylvania -- to its joint venture partners for an aggregate of approximately $8.6 million, inclusive of approximately $3.5 million of assumed indebtedness.

         The purchase price for each of these transactions was determined by arm's length negotiations. PREIT has used a substantial portion of the net proceeds of the sales of its multifamily properties to pay off the amounts borrowed under its unsecured acquisition credit facility entered into in connection with PREIT's previously announced acquisition of six malls from affiliated companies of The Rouse Company.

         PREIT's sale of its multifamily portfolio to Morgan has been designed to meet the requirements of Section 1031 of the Internal Revenue Code for a tax-deferred exchange for certain of the retail properties acquired from The Rouse Company.

         Copies of the principal agreements relating to the transactions are incorporated by reference herein. The description contained herein of these agreements does not purport to be complete and is qualified in its entirety by reference to the provisions of these agreements.

         This report contains certain "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and other matters that are not historical facts. These forward-looking statements reflect PREIT's current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause future events, achievements or results to differ materially from those expressed by the forward-looking statements. PREIT's business is subject to uncertainties regarding the revenues, operating expenses, leasing activities, occupancy rates, and other competitive factors relating to PREIT's portfolio and changes in local market conditions as well as general economic, financial and political conditions, including the possibility of outbreak or escalation of war or terrorist attacks, any of which may cause future events, achievements or results to differ materially from those expressed by the forward-looking statements. PREIT does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements set forth in this report to reflect new information, future events or otherwise.

Item 7.      Financial Statements and Exhibits.
             ----------------------------------

         (b) Pro forma Financial Information:

            The following unaudited pro forma financial information is attached hereto:

            (i)   Pro Forma Balance Sheet of PREIT as of June 30, 2003.

            (ii) Pro Forma Statement of Income of PREIT for the Year Ended December 31, 2002.

            (iii) Pro Forma Statement of Income of PREIT for the Six Months
                  Ended June 30, 2003.

            (iv) Notes to Management's Assumptions to Unaudited Pro Forma Financial Information.

         (c)      Exhibits

           2.1+ Purchase and Sale Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp., dated as of March 3, 2003, filed as Exhibit 2.1 to PREIT's Current Report on Form 8-K dated March 3, 2003 and filed March 6, 2003, is incorporated herein by reference.

           2.2 First Amendment to Purchase and Sale Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp., dated as of March 3, 2003, filed as Exhibit 2.2 to PREIT's Current Report on Form 8-K dated March 3, 2003 and filed March 6, 2003, is incorporated herein by reference.

           2.3 Second Amendment to Purchase and Sale Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp., dated as of April 4, 2003 filed as Exhibit 2.1 to PREIT's Current Report on Form 8-K dated April 4, 2003 and filed April 10, 2003, is incorporated herein by reference.

           2.4+ Third Amendment to Purchase and Sale Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp., dated as of May 27, 2003 filed as Exhibit 2.4 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.5 Letter Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp, dated May 30, 2003 filed as Exhibit 2.5 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.6+ Purchase and Sale Agreement between Mid-Island Properties, Inc. and PREIT Associates, L.P. dated May 1, 2003 filed as
                  Exhibit 2.6 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.7 Assignment and Assumption of Purchase and Sale Agreement between Mid-Island Properties, Inc. and Tree Farm Road, L.P. dated May 1, 2003 filed as Exhibit 2.7 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.8 Partnership Assignment Agreement between PREIT Associates, L.P. and Tree Farm Road, L.P. dated May 1, 2003 filed as
                  Exhibit 2.8 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.9+ Purchase and Sale Agreement by and among Countrywood Apartments Limited Partnership, Countrywood Apartments General Partnership, PR Countrywood LLC and PREIT Associates, L.P. dated May 30, 2003 filed as Exhibit 2.9 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.10+ Purchase and Sale Agreement by and among Norman Wolgin, Sidney Wolgin, William Wolgin and PR Fox Run, L.P. dated as of June 30, 2003 filed as Exhibit 2.10 to PREIT's Current Report on Form 8-K/A dated May 30, 2003 and filed on August 8, 2003, is incorporated herein by reference.

           2.11+ Purchase and Sale Agreement by and among Norman Wolgin, Alfred Frans Nijkerk, Alfred Frans Nijkerk as Trustee of Trust U/W Inge M.H. Nijkerk Von Der Laden and PR Will-O-Hill, L.P. dated as of July 2003 filed as Exhibit 2.11 to PREIT's Current Report on Form 8-K/A dated May 30, 2003 and filed on August 8, 2003, is incorporated herein by reference.

           + Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules have been omitted, copies of which will be furnished to the SEC upon request.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST



Date: September 26, 2003             By:     Jonathan B. Weller
                                        ----------------------------------------
                                        Jonathan B. Weller
                                        President and Chief Operating Officer

                                  Exhibit Index


           2.1+ Purchase and Sale Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp., dated as of March 3, 2003, filed as Exhibit 2.1 to PREIT's Current Report on Form 8-K dated March 3, 2003 and filed March 6, 2003, is incorporated herein by reference.

           2.2 First Amendment to Purchase and Sale Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp., dated as of March 3, 2003, filed as Exhibit 2.2 to PREIT's Current Report on Form 8-K dated March 3, 2003 and filed March 6, 2003, is incorporated herein by reference.

           2.3 Second Amendment to Purchase and Sale Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp., dated as of April 4, 2003 filed as Exhibit 2.1 to PREIT's Current Report on Form 8-K dated April 4, 2003 and filed April 10, 2003, is incorporated herein by reference.

           2.4+ Third Amendment to Purchase and Sale Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp., dated as of May 27, 2003 filed as Exhibit 2.4 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.5 Letter Agreement between PREIT Associates, L.P., et al. and MPM Acquisition Corp, dated May 30, 2003 filed as Exhibit 2.5 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.6+ Purchase and Sale Agreement between Mid-Island Properties, Inc. and PREIT Associates, L.P. dated May 1, 2003 filed as
                  Exhibit 2.6 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.7 Assignment and Assumption of Purchase and Sale Agreement between Mid-Island Properties, Inc. and Tree Farm Road, L.P. dated May 1, 2003 filed as Exhibit 2.7 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.8 Partnership Assignment Agreement between PREIT Associates, L.P. and Tree Farm Road, L.P. dated May 1, 2003 filed as
                  Exhibit 2.8 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.9+ Purchase and Sale Agreement by and among Countrywood Apartments Limited Partnership, Countrywood Apartments General Partnership, PR Countrywood LLC and PREIT Associates, L.P. dated May 30, 2003 filed as Exhibit 2.9 to PREIT's Current Report on Form 8-K dated April 30, 2003 and filed on June 16, 2003, is incorporated herein by reference.

           2.10+ Purchase and Sale Agreement by and among Norman Wolgin, Sidney Wolgin, William Wolgin and PR Fox Run, L.P. dated as of June 30, 2003 filed as Exhibit 2.10 to PREIT's Current Report on Form 8-K/A dated May 30, 2003 and filed on August 8, 2003, is incorporated herein by reference.

           2.11+ Purchase and Sale Agreement by and among Norman Wolgin, Alfred Frans Nijkerk, Alfred Frans Nijkerk as Trustee of Trust U/W Inge M.H. Nijkerk Von Der Laden and PR Will-O-Hill, L.P. dated as of July 2003 filed as Exhibit 2.11 to PREIT's Current Report on Form 8-K/A dated May 30, 2003 and filed on August 8, 2003, is incorporated herein by reference.

           + Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules have been omitted, copies of which will be furnished to the SEC upon request.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
                           PRO FORMA BALANCE SHEET AND
                              STATEMENTS OF INCOME


            This pro forma information should be read in conjunction with the historical financial statements and notes of PREIT included in its current report on Form 8-K dated June 27, 2003 and filed on August 12, 2003 and its quarterly report filed on Form 10-Q for the six months ended June 30, 2003.

            The following unaudited pro forma information sets forth the pro forma balance sheet of PREIT as of June 30, 2003 and the pro forma statements of income for the year ended December 31, 2002 and the six months ended June 30, 2003 to give effect to the disposition of PREIT's multifamily properties as described above in Item 2.

            The following unaudited pro forma balance sheet presents information as if the dispositions that occurred subsequent to June 30, 2003 had taken place on June 30, 2003. Pursuant to SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets," PREIT previously has reflected the operating results of wholly owned multifamily properties that had been sold or were "held for sale" in discontinued operations. Consequently, there is no pro forma impact from the disposition of the wholly owned multifamily properties in the income statements for the year ended December 31, 2002 or the six months ended June 30, 2003 because the wholly owned multifamily properties were classified as discontinued operations in those income statements. The following unaudited pro forma statements of income for the year ended December 31, 2002 and the six months ended June 30, 2003 reflect the pro forma impact of the disposition of the joint venture multifamily properties as if those dispositions had taken place on January 1, 2002.

            The pro forma financial information is unaudited and prepared for informational purposes only and is not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of the properties been consummated as of the dates noted in the prior paragraph.

                                              Pennsylvania Real Estate Investment Trust
                                                 Pro Forma Combining Balance Sheets
                                                         As Of June 30, 2003

                                                             (Unaudited)
                                              (In thousands, except per share amounts)


                                                                                                                        Company
                                                                                       Company       Multifamily     Pro Forma
                                                                                      Historical     Disposition (A) As Adjusted
                                                                                      ----------     -----------     -----------
Assets
Investments in real estate, at cost:
Retail properties                                                                     $  953,825     $         -     $  953,825
Industrial properties                                                                      2,504               -          2,504
Construction in Progress                                                                  11,601               -         11,601
                                                                                      ----------     -----------     ----------
Total investments in real estate                                                         967,930               -        967,930
Less:  Accumulated  depreciation                                                         (48,988)              -        (48,988)
                                                                                      ----------     -----------     ----------
                                                                                         918,942               -        918,942

Investments in and advances to partnerships and joint ventures, at equity                 29,695           1,082         30,777
                                                                                      ----------     -----------     ----------
                                                                                         948,637           1,082        949,719
Other assets:
Assets held for sale                                                                      50,360         (50,360)             -
Cash and cash equivalents                                                                  8,712          49,696         58,408
Rents and sundry receivables (net of allowance for doubtful accounts
  of $1,591)                                                                              13,900               -         13,900
Intangible assets, net                                                                    45,494               -         45,494
Deferred costs, prepaid real estate taxes and expenses, net                               38,910               -         38,910
                                                                                      ----------     -----------     ----------
                                                                                      $1,106,013     $       418     $1,106,431
                                                                                      ==========     ===========     ==========



Liabilities and Shareholders' Equity
Mortgage notes payable                                                                $  509,588     $         -     $  509,588
Bank loans payable                                                                       138,150               -        138,150
Liabilities related to assets held for sale                                               35,008         (35,008)             -
Tenants' deposits and deferred rents                                                       4,760               -          4,760
Accrued expenses and other liabilities                                                    32,020               -         32,020
                                                                                      ----------     -----------     ----------
                                                                                         719,526         (35,008)       684,518
                                                                                      ----------     -----------     ----------
Minority interest                                                                         61,828               -         61,828
                                                                                      ----------     -----------     ----------

Shareholders' equity:
  Shares of beneficial interest, $1 par; authorized 100,000;
      issued and outstanding 16,837 shares                                                16,837               -         16,837
Capital contributed in excess of par                                                     220,081               -        220,081
Deferred compensation                                                                     (3,121)              -         (3,121)
Accumulated other comprehensive loss                                                      (3,239)              -         (3,239)
Distributions in excess of net income                                                     94,101          35,426        129,527
                                                                                      ----------     -----------     ----------
Total shareholders' equity                                                               324,659          35,426        360,085
                                                                                      ----------     -----------     ----------
                                                                                      $1,106,013     $       418     $1,106,431
                                                                                      ==========     ===========     ==========


                             The accompanying notes are an integral part of these financial statements.

                                           Pennsylvania Real Estate Investment Trust
                                           Pro Forma Combining Statements Of Income
                                         For The Twelve Months Ended December 31, 2002

                                                          (Unaudited)
                                           (In thousands, except per share amounts)


                                                                                                                    Company
                                                                         Company           Multifamily             Pro Forma
                                                                        Historical         Disposition            As Adjusted
                                                                        ----------         -----------            -----------
Revenues
Real estate revenue
  Base rent                                                             $   46,022         $         -            $    46,022
  Expense reimbursements                                                    12,959                   -                 12,959
  Percentage rent                                                            1,948                   -                  1,948
  Lease termination revenue                                                    754                   -                    754
  Other real estate revenue                                                  1,658                   -                  1,658
                                                                        ----------         -----------            -----------
Total real estate revenue                                                   63,341                   -                 63,341
Management company revenue                                                  11,003                   -                 11,003
Interest and other income                                                      711                   -                    711
                                                                        ----------         -----------            -----------
Total revenues                                                              75,055                   -                 75,055
                                                                        ----------         -----------            -----------

Expenses
Property operating expenses                                                (16,265)                  -                (16,265)
Depreciation and amortization                                              (12,969)                  -                (12,969)
General and administrative expenses:
  Corporate payroll and benefits                                           (14,138)                  -                (14,138)
  Other general and administrative expenses                                (10,609)                  -                (10,609)
                                                                        ----------         -----------            -----------
Total general and administrative expenses                                  (24,747)                  -                (24,747)
                                                                        ----------         -----------            -----------
                                                                           (53,981)                  -                (53,981)

Interest expense                                                           (15,378)                  -                (15,378)
Equity in income of partnerships and joint ventures                          7,449                (721) (A)             6,728
Gains on sales of interests in real estate                                       -               9,672  (B)             9,672
                                                                        ----------         -----------            -----------
Income before minority interest and discontinued operations                 13,145               8,951                 22,096
Minority interest in operating partnership                                  (1,307)               (891) (B)            (2,198)
                                                                        ----------         -----------            -----------
Income from continuing operations                                       $   11,838         $     8,060            $    19,898
                                                                        ----------         -----------            -----------
Basic income from continuing operations per share                       $     0.73                                $      1.23
                                                                        ----------                                -----------
Diluted income from continuing operations per share                     $     0.72                                $      1.21
                                                                        ----------                                -----------

Weighted average number of shares outstanding:
  Basic                                                                     16,162                                     16,162
                                                                        ----------                                -----------
  Diluted                                                                   16,388                                     16,388
                                                                        ----------                                -----------


                          The accompanying notes are an integral part of these financial statements.

                                           Pennsylvania Real Estate Investment Trust
                                           Pro Forma Combining Statements Of Income
                                            For The Six Months Ended June 30, 2003

                                                          (Unaudited)
                                           (In thousands, except per share amounts)


                                                                                                                    Company
                                                                         Company           Multifamily             Pro Forma
                                                                        Historical         Disposition            As Adjusted
                                                                        ----------         -----------            -----------
Revenues
Real estate revenue
  Base rent                                                             $   33,493         $         -            $    33,493
  Expense reimbursements                                                    12,835                   -                 12,835
  Percentage rent                                                              478                   -                    478
  Lease termination revenue                                                    259                   -                    259
  Other real estate revenue                                                  1,121                   -                  1,121
                                                                        ----------         -----------            -----------
Total real estate revenue                                                   48,186                   -                 48,186
Management company revenue                                                   5,973                   -                  5,973
Interest and other income                                                      335                   -                    335
                                                                        ----------         -----------            -----------
Total revenues                                                              54,494                   -                 54,494
                                                                        ----------         -----------            -----------

Expenses
Property operating expenses                                                (15,431)                  -                (15,431)
Depreciation and amortization                                              (10,507)                  -                (10,507)
General and administrative expenses:
  Corporate payroll and benefits                                            (7,584)                  -                 (7,584)
  Other general and administrative expenses                                 (6,259)                  -                 (6,259)
                                                                        ----------         -----------            -----------
Total general and administrative expenses                                  (13,843)                  -                (13,843)
                                                                        ----------         -----------            -----------
                                                                           (39,781)                  -                (39,781)

Interest expense                                                           (13,143)                  -                (13,143)
Equity in income of partnerships and joint ventures                          3,800                (448) (A)             3,352
Gains on sales of interests in real estate                                   5,513                   -                  5,513
                                                                        ----------         -----------            -----------
Income before minority interest and discontinued operations                 10,883                (448)                10,435
Minority interest in operating partnership                                  (1,110)                 56  (B)            (1,054)
                                                                        ----------         -----------            -----------
Income from continuing operations                                       $    9,773         $      (392)           $     9,381
                                                                        ----------         -----------            -----------
Basic income from continuing operations per share                       $     0.59                                $      0.57
                                                                        ----------                                -----------
Diluted income from continuing operations per share                     $     0.58                                $      0.56
                                                                        ----------                                -----------

Weighted average number of shares outstanding:

  Basic                                                                     16,579                                     16,579
                                                                        ----------                                -----------
  Diluted                                                                   16,874                                     16,874
                                                                        ----------                                -----------


                          The accompanying notes are an integral part of these financial statements.

                    Pennsylvania Real Estate Investment Trust
                      Notes to Management's Assumptions to
                    Unaudited Pro Forma Financial Information

1.  Basis of Presentation

         Pennsylvania Real Estate Investment Trust, (collectively with its subsidiaries, the "Company") is a fully integrated, self-administered and self-managed real estate investment trust that acquires, develops, redevelops and operates retail properties. The Company's interest in its properties is held through PREIT Associates, L.P.

2.  Adjustments to Pro Forma Balance Sheet

         (A) To record the disposition of certain multifamily properties. The two wholly-owned multifamily properties that were sold subsequent to June 30, 2003 were classified as held for sale in the historical June 30, 2003 balance sheet. The two multifamily joint ventures that were sold subsequent to June 30, 2003 were reflected in the investment in joint ventures balance in the historical June 30, 2003 balance sheet. The combined investment in those joint ventures was a deficit of $1.1 million.

3. Adjustments to Pro Forma Statements of Income

         (A) To remove the equity in net income of the joint venture multifamily properties that were sold in 2003 from the historical income statement for the year ended December 31, 2002 and six months ended June 30, 2003.
         (B) To include the gain on sales of real estate and the related minority interest for the two joint venture multifamily properties that were sold subsequent to June 30, 2003 for the year ended December 31, 2002 and the six months ended June 30, 2003.

         There is no pro forma impact to the historical income statements for the year ended December 31, 2002 or the six months ended June 30, 2003 from the disposition of the wholly owned multifamily properties because those properties were classified as assets held for sale at March 31, 2003 and June 30, 2003 and the related income, expenses, gains on sales and minority interest were included in discontinued operations.